                                                                   EXHIBIT 10.62


         THIS SUBLEASE AGREEMENT, made and entered into as of the date set forth herein by between JAY LEASING, INC., a Georgia corporation, (herein called the "Landlord") and JAY AUTOMOTIVE GROUP, INC., a Georgia corporation (herein called the "Tenant");

                                WITNESSETH THAT:

         WHEREAS, Landlord entered into a certain Lease Agreement between the Development Authority of Columbus, Georgia and Landlord dated as of July 1, 1997 (the "Authority Lease"), a copy of which is attached hereto and made a part hereof as Exhibit A;

         WHEREAS, Landlord has agreed to sublease to Tenant the Subleased Premises described herein upon the terms and conditions stated herein; and

         WHEREAS, Sunbelt Automotive Group, Inc., has agreed to guarantee the obligations of Tenant hereunder,

         NOW, THEREFORE, for and in consideration of the respective representations, warranties and agreements herein contained, and for other good and valuable consideration, receipt whereof is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                         DEFINITIONS AND USE OF PHRASES

         Section 1.1 DEFINITIONS. Unless the context clearly indicates a different meaning, the following words and phrases, as used herein, shall have the following respective meanings:

         "ADDITIONAL BONDS" shall have the meaning set forth in Section 1.1 of the Authority Lease.

         "AFFILIATE" of any designated Person means any Person that directly or indirectly controls or is controlled by or is under common control with such designated Person. For the purposes of this definition, "control" (including,



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




         with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person whether through the ownership of voting securities or by contract or otherwise.

         "AUTHORITY" means the Development Authority of Columbus, Georgia, which is the party of the first part in the Authority Lease.

         "AUTHORITY LEASE," a copy of which is attached hereto as Exhibit A, means the Lease Agreement between the Authority, party of the first part, and Jay Leasing, Inc., party of the second part, for the Leased Premises.

         "AUTHORIZED LANDLORD REPRESENTATIVE" means the person or persons designated at the time as such by written certificate furnished to the Tenant containing the specimen signature or signatures of such person or persons and signed on behalf of the Landlord by the Chairman or the Vice Chairman of its Board of Directors.

         "AUTHORIZED TENANT REPRESENTATIVE" means the person or persons designated at the time as such by written certificate furnished to the Landlord containing the specimen signature or signatures of such person or persons and signed by the Tenant.

         "BANK" shall have the meaning set forth in Section 1.1 of the Authority Lease.

         "BASIC RENT" shall have the meaning set forth in Section 1.1 of the Authority Lease.

         "CONVERSION DATE" shall have the meaning set forth in Section 1.1 of the Authority Lease.

         "COUNSEL" means any attorney duly admitted to practice before the highest court of any state of the United States of America or the District of Columbia, it being understood that "Counsel" may also mean a firm of attorneys all of whose members are so admitted to practice.




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


         "EMINENT DOMAIN" shall have the meaning set forth in Section 1.1 of the Authority Lease.

         "EVENT OF DEFAULT" means an "Event of Default" as specified in Section
         9.1 hereof.

         "GUARANTOR" means Sunbelt Automotive Group, Inc., a corporation organized and existing under the laws of the State of Georgia. Said corporation has unconditionally guaranteed the performance by the Tenant of its obligations under the Sublease pursuant to Section 12.12 hereunder.

         "HOLDER" shall have the meaning set forth in Section 1.1 of the Authority Lease.

         "INTEREST PAYMENT DATE" shall have the meaning set forth in Section 1.1 of the Authority Lease.

         "LANDLORD" means Jay Leasing, Inc., a corporation organized and existing under the laws of the State of Georgia with its principal place of business in Columbus, Muscogee County, Georgia, or its assignee, as the case may be. Jay Leasing, Inc., or its assignee, as the case may be, is the Landlord in this Sublease, and is referred to throughout as "Landlord."

         "NET CONDEMNATION AWARD" means the total amount received as compensation for any part of the Project taken under the exercise of the power of Eminent Domain, plus damages to any part of the Project not taken (including any compensation referable to the interest of the Landlord in the part of the Project taken and as damages to the interest of the Landlord in any part thereof not taken, but not including any compensation belonging to the Landlord pursuant to the provisions of Section 7.4 hereof), which compensation shall consist of
         (i) all awards received pursuant to administrative or judicial proceedings conducted in connection with the exercise of the power of Eminent Domain, plus (ii) all amounts received as the result of any settlement of compensation claims (whether in whole or in part) negotiated with the condemning authority, less (iii) all attorneys' fees and other expenses incurred in connection with the receipt of such compensation, including attorneys' fees and expenses relating to such administrative or




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         judicial proceedings and to such settlement negotiations (other than any that may be paid directly by the Landlord).

         "OUTSTANDING" shall have the meaning set forth in Section 1.1 of the Authority Lease.

         "PERMITTED ENCUMBRANCES" shall have the meaning set forth in Section
         1.1 of the Authority Lease.

         "PERSON" means any natural person, corporation, partnership, trust, government or governmental body, political subdivision, or other legal entity as in the context may be possible or appropriate.

         "PREMIUM" shall have the meaning set forth in Section 1.1 of the Authority Lease.

         "PROJECT" shall have the meaning set forth in Section 1.1 of the Authority Lease.

         "PROJECT BUILDINGS" shall have the meaning set forth in Section 1.1 of the Authority Lease. Said buildings are part of the Subleased Premises hereunder.

         "PROJECT DEVELOPMENT COSTS" shall have the meaning set forth in Section
         1.1 of the Authority Lease.

         "PROJECT DEVELOPMENT WORK" shall have the meaning set forth in Section
         1.1 of the Authority Lease.

         "PROJECT EQUIPMENT" shall have the meaning set forth in Section 1.1 of the Authority Lease, and it shall also include all additions, replacements and substitutions thereto. Project Equipment is subleased hereunder.

         "REDEMPTION FUND" shall have the meaning set forth in Section 1.1 of the Authority Lease.



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




         "REIMBURSEMENT AGREEMENT" shall have the meaning set forth in Section
         1.1 of the Authority Lease.

         "SERIES 1997 BONDS" shall have the meaning set forth in Section 1.1 of the Authority Lease.

         "SERIES 1997 LETTER OF CREDIT" shall have the meaning set forth in
         Section 1.1 of the Authority Lease.

         "SERIES 1997 SECURITY DEED" shall have the meaning set forth in Section
         1.1 of the Authority Lease.

         "SUBLEASE" OR "SUBLEASE AGREEMENT" means the Agreement or Lease between Landlord and Tenant as it now exists or may be modified, supplemented or amended as provided herein from time to time.

         "SUBLEASED PREMISES" or "PREMISES" means the real property, buildings, and all other property and property rights of every kind that are or become subject to the demise of the Sublease, which said premises or subleased premises are described on Exhibit B attached hereto and as supplemented hereunder. Unless the context clearly indicates otherwise, the term "Subleased Premises" or "Premises" shall generally have the same meaning as the term "Project" in the Authority Lease. Said terms include the Project Site, Project Equipment, and other property as defined in the Authority Lease.

         "SUBLEASE TERM" means the period described in Section 5.1 hereof.

         "SUNBELT IPO" means the initial public offering of Sunbelt common stock, which must close no later than August 15, 1998.

         "TRUSTEE" shall have the meaning set forth in Section 1.1 of the Authority Lease.

         Section 1.2 DEFINITIONS CONTAINED IN THE INDENTURE. Unless the context clearly indicates a different meaning, any words, terms or phrases that are used in the Sublease as defined terms without being herein defined and that are defined in



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



the Indenture shall have the meanings respectively given them in the Authority Lease and the documents referenced therein including the Indenture.

         Section 1.3 USE OF PHRASES. "Herein", "hereby", "hereunder", "hereof", "hereinbefore", "hereinafter" and other equivalent words refer to the Sublease as an entirety and not solely to the particular portion in which any such word is used. The definitions set forth in Section 1.1 hereof include both singular and plural. Whenever used herein, any pronoun shall be deemed to include both singular and plural and to cover all genders.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

       Section 2.1 REPRESENTATIONS AND WARRANTIES BY THE LANDLORD. The Landlord makes the following representations and warranties as the basis for the undertakings on its part herein contained:

         (a) Organization. Landlord is a corporation organized under the laws of the State of Georgia, in good standing with all governmental authorities, and its execution of this Sublease does not contravene or violate any law, regulation or corporate bylaw.

         (b) Litigation. There are no actions, suits or proceedings pending (nor, to the knowledge of the Landlord, are any actions, suits or proceedings threatened) against or affecting the Landlord or any property of the Landlord in any court, or before an arbitrator of any kind, or before or by any governmental body, which might materially and adversely affect the transactions contemplated by this Sublease or which might adversely affect the validity or enforceability of this Sublease or any other agreement or instrument to which the Tenant is or is to be a party relating to the transactions contemplated by this Sublease.

         (c) No Default. No event has occurred and no condition exists which would constitute an "Event of Default" under the Authority Lease, as "Event of Default" is therein defined, or which would become such an "Event of Default" with the passage of time or with the giving of notice or both.




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




         Section 2.2 REPRESENTATIONS AND WARRANTIES BY THE TENANT. The Tenant makes the following representations and warranties as the basis for the undertakings on its part herein contained:

         (a) Conflicting Agreements and Provisions. The Tenant is not a party to any instrument or agreement or subject to any restriction or, to the best of the Tenant's knowledge, to any judgment, order, rule or regulation of any court or governmental body which materially and adversely affects the business, prospects, operations, properties, assets or condition (financial or otherwise) of the Tenant. Neither the execution and delivery of this Sublease Agreement, nor the consummation of the transactions herein contemplated, conflicts with, or results in a breach of, or constitutes a default under, or requires any consent, approval or other action by, or any notice to, any Person (other than those already obtained or made and which continue in full force and effect) under any applicable law, regulation, agreement, instrument or order by which the Tenant is bound or to which the Tenant is subject.

         (b) Governmental Consents. All consents of any court, regulatory agency or other governmental body necessary for the Tenant's execution and delivery of this Sublease Agreement have been obtained and are in full force and effect.

         (c) Litigation. Tenant has received no notice of any inquiry, investigation or proceeding pending or threatened against or affecting the Tenant before or by any court or governmental body which might result in any material adverse change in the business, prospects, properties or assets or in the condition (financial or otherwise) of the Tenant, or which might materially and adversely affect the transactions contemplated by this Sublease Agreement, or which might impair the ability of the Tenant to comply with its obligations hereunder.

         (d) No Defaults. The Tenant is not in material default in any respect under any charter instrument or bylaw or, to the best of the knowledge of the Tenant, any agreement or other instrument to which it is a party or by which it is bound, or any judgment, order, rule or regulation of any court or other governmental body applicable to it, to the extent in any such case that the default in question would materially and adversely affect the transactions contemplated by this Sublease Agreement or would impair the ability of the Tenant to comply with its



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




obligations hereunder. The Tenant is not in material default under the payment of the principal of or the interest on any of its indebtedness and is not in material default under any instrument or agreement under and subject to which any indebtedness of the Tenant has been incurred, and no event has occurred or is continuing under the provisions of any such instrument or agreement which constitutes or will constitute an event of default thereunder.


                                   ARTICLE III
                                DEMISING CLAUSES

         Section 3.1 DEMISING CLAUSES. For and during the Sublease Term, the Landlord hereby demises and subleases to the Tenant, subject to Permitted Encumbrances, and the Tenant hereby rents from the Landlord, subject to Permitted Encumbrances, the following described properties and related rights:

                                       I

         The real property in Muscogee County, Georgia, described on Exhibit C attached hereto and made a part hereof

                                       II

         The Project Buildings and all other buildings, structures and other improvements constructed in connection therewith and all fixtures now or hereafter installed in the Project Buildings or in any of such other buildings, structures and improvements constructed in connection therewith.

                                      III

         All items (whether or not fixtures) of machinery, equipment and other personal property that at any time, under the provisions of the Sublease, constitute the Project Equipment, including replacements, additions and substitutions thereto that constitute Project Equipment as defined herein. All of said real and personal property shall constitute the Subleased Premises.




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




                                  ARTICLE IV
                    CONCERNING THE PROJECT DEVELOPMENT WORK

         Section 4.1 This Sublease is subject to the provisions of Article IV of the Authority Lease. Unless otherwise noted by addendum hereto, Landlord has completed performance of the Project work as provided therein. Tenant has examined the premises, buildings, equipment and all other property that constitutes the Subleased Premises, accepts the same in its present condition, and acknowledges that all such real and personal property and property rights are suitable and adequate for Tenant's purposes.

                                    ARTICLE V
                 DURATION OF SUBLEASE TERM AND RENTAL PROVISIONS

         Section 5.1 DURATION OF SUBLEASE TERM. The Sublease Term shall begin on August 1, 1998, and subject to the provisions hereof, shall continue until 11:59 o'clock, P.M., on July 31, 2018. Landlord will deliver to the Tenant sole and exclusive possession of the Subleased Premises (or such portion or portions thereof as are then in existence) on the date the Sunbelt IPO closes, subject to the inspection and other rights reserved in Section 8.3 of the Authority Lease, and the Tenant will accept possession thereof at such time; provided, however, that the Landlord and/or the Authority will be permitted such possession of the Subleased Premises as shall be necessary and convenient to make any repairs, restorations, additions or improvements required or permitted to be made by the Authority and/or the Tenant pursuant to the provisions of the Authority Lease and/or hereunder.

         Section 5.2 BASIC RENT. For the use and occupancy of the Subleased Premises during the Sublease Term, Tenant shall pay to Landlord, as Basic Rent, two hundred forty (240) equal monthly payments of $90,966.46. Said amount shall be adjusted to the actual cost of the project that exceeds or is less than $11,091,706.04. The first payment shall be due and payable on August 1, 1998, and one additional payment shall be due and payable on the first day of each month thereafter until the total of two hundred forty (240) monthly payments are paid.




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         Section 5.2A PAYMENT OF BASIC RENT. Tenant shall pay Basic Rent to the
Trustee upon such terms and conditions as the parties hereto and the Trustee may agree. If the parties and the Trustee cannot agree, Basic Rent shall be paid directly to the Landlord.

         Section 5.3 ADDITIONAL RENT. In addition to the basic rent described above in Section 5.2 and all additional obligations described herein, Tenant shall pay as additional rent the following:

                  (a) Any amount by which any interest payment that becomes due on any Interest Payment Date, as described in Section 5.2(a) of the Authority Lease, exceeds the interest payment that would have been due had the interest rate been 6.25 percent during the period for which the interest payment is made, which said amount shall be paid by the Tenant within two (2) business days of written demand by Landlord, which demand may be made at any time after Landlord pays the same; and,

                  (b) All additional rent as defined herein and in Section 5.3 and 5.4 of the Authority Lease, which the Landlord hereunder may be required to pay to the Trustee, the Authority or any other authorized party, all of which shall be paid by the Tenant within two (2) business days of written demand by Landlord, which demand may be made at any time after such additional rent comes due; and,

                  (c) Additional rent shall also include but not be limited to letters of credit fees, marketing fees, taxes, other fees and all other assessments and/or charges authorized by law or the Bond Documents, assessed against the Landlord by the Authority, the Trustee or any other party authorized to assess or demand any such fees or charges.

         Section 5.4 OBLIGATIONS OF TENANT UNCONDITIONAL. The obligation of the Tenant to pay all rent as and when it becomes due, to make all other payments provided for herein and to perform and observe the other agreements and covenants on its part herein contained shall be absolute and unconditional, irrespective of any rights of set-off, recoupment or counterclaim it might otherwise have against the Landlord. The Tenant will not suspend, discontinue, reduce or defer any such payment or fail to perform and observe any of its other agreements and




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covenants contained herein or (except as expressly authorized herein) terminate the Sublease for any cause, including, without limiting the generality of the foregoing, any acts or circumstances that may deprive the Tenant of the use and enjoyment of the Subleased Premises, failure of consideration or commercial frustration of purpose, or any damage to or destruction of the Subleased Premises or any part thereof, or the taking by Eminent Domain of title to or the right to temporary use of all or any part of the Subleased Premises, or any change in the tax or other laws, rules and regulations of the United States of America, the State of Georgia or any political or taxing subdivision or any department or agency of either thereof, or any change in the cost or availability of labor or energy adversely affecting the profitable operation of the Subleased Premises by the Tenant, or any failure of the Landlord or Authority to perform and observe any agreement or covenant, whether express or implied, or any duty, liability or obligation arising out of or connected with the Sublease.

          Subject to the obligations of the Tenant to indemnify the Landlord and the Authority provided herein, nothing contained in this section shall be construed to prevent the Tenant, at its own cost and expense and in its own name, from prosecuting or defending any action or proceeding or taking any other action involving third persons which the Tenant deems reasonably necessary in order to secure or protect its rights hereunder, and in such event the Landlord will cooperate fully with the Tenant in any such action or proceeding. Such action may include the right to pursue contractors and suppliers for default in the performance of their contracts with respect to the Auto Mall, and Landlord does hereby assign to Tenant such contractual rights as may be necessary to enable Tenant to pursue such defaults.

          Section 5.5 TERM RATE ON SERIES 1997 BONDS. If requested by Tenant, Landlord shall cooperate with Tenant in establishing a Term Rate for the Series 1997 Bonds pursuant to the Indenture, provided that Tenant shall be responsible for payment of any letter of credit fees or other fees and expenses incurred in connection with establishing such Term Rate.

          For purposes of this Agreement, the term "Term Rate" shall have the meaning given in the Indenture.




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                                   ARTICLE VI
                       PROVISIONS CONCERNING MAINTENANCE,
                    ADDITIONS, REMOVAL OF SUBLEASED PREMISES
                         EQUIPMENT, INSURANCE AND TAXES

         Section 6.1 MAINTENANCE, ADDITIONS, ALTERATIONS, IMPROVEMENTS AND MODIFICATIONS. The Tenant will, at its own expense, keep the Subleased Premises in reasonably safe condition and keep all buildings, improvements to the real property and other facilities at any time forming part of the Subleased Premises in good repair and operating condition, making from time to time all necessary and proper repairs thereto (including, without limitation, exterior and structural repairs, decorations, finishes, repairs to glass, pavement, signs, roof, plumbing, systems, electrical, all fixtures and structural components of every kind and nature), and upon termination of the Sublease shall return the Subleased Premises and improvements thereto in substantially the same condition as received. Tenant shall repair and maintain in good repair all Project Equipment, replace all such equipment that becomes obsolete or worn out from use, and shall return said equipment to the Landlord upon termination of the Sublease or any renewal thereof in substantially the same condition as received.

         At any time and from time to time, the Tenant may, at its own cost and expense, install any equipment or other personal property which does not constitute part of the Leased Equipment and which in the Tenant's judgment is necessary or convenient for its use and operation of Tenant's business on the Subleased Premises, provided that the installation of such equipment or other personal property does not significantly impair the value or utility of the Subleased Premises or cause damage thereto or to any part thereof, or risk of damage including risk of contamination from pollutants. Any such equipment or personal property owned (or leased pursuant to any lease contract other than the Sublease) by the Tenant may be removed by the Tenant at any time and from time to time without responsibility or accountability to the Landlord, so provided Tenant is not in default or anticipating a default at the time of removal, but the Tenant shall promptly repair at, its own expense, any damage to the Subleased Premises caused by the removal of any such equipment or other personal property, and shall restore the Subleased Premises and all parts thereof that are affected to its condition prior to the installation of said personal property. Tenant shall hold harmless and defend Landlord from any and all claims relating to or arising out of Tenant's activities under this subparagraph.




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         Section 6.2 REMOVAL OF LEASED EQUIPMENT. Tenant shall not remove any leased equipment from the Subleased Premises without the express written consent of the Landlord, Trustee and Authority.

         Section 6.3 TAXES, OTHER GOVERNMENTAL CHARGES AND UTILITY CHARGES. The Tenant will pay all taxes, assessments, charges, claims and judgments including but not necessarily limited to those that are specified and/or described in
Section 6.3 of the Authority Lease when and as they become due as stated therein, and all other taxes, assessments, charges, claims, judgments of whatever nature or kind as may become due during the term of this Sublease, excluding judgments that are entered against the Landlord, which are unrelated to the Subleased Premises but constitute a lien thereon.

         The Landlord will forward to the Tenant any bills, statements, assessments, notices or other instruments asserting or otherwise relating to any such taxes, assessments or charges. Failure of Landlord to forward such bills shall not relieve the Tenant from the obligation to pay the same, and the Tenant shall pay the same immediately upon demand of the Landlord.

         Upon request, Landlord shall consent to and assist Tenant with facilitating the submission of such bills, assessments or charges directly to Tenant, in which case Landlord shall have no further obligation with respect to submitting such bills to the Tenant.

         Tenant shall have the right to contest any taxes, assessments and/or other charges that may be assessed against the Subleased Premises to the same extent that the Landlord has such rights pursuant to the provisions of Section
6.3 of the Authority Lease.

      The Tenant will also pay, as the same respectively become due, all utility and other similar charges incurred in the operation, maintenance, use and upkeep of the Subleased Premises.

         Taxes, assessments, charges, claims and judgments that are required to be paid hereunder shall include all of those that are charged directly against the Landlord as well as those charged to the Authority or Trustee.




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         Section 6.4 INSURANCE WITH RESPECT TO SUBLEASED PREMISES. The Tenant
will maintain such insurance as is required by Section 6.4 of the Authority Lease and shall comply with said sections in all respects as if it were the Lessee in the Authority Lease. Tenant will cause the policies of insurance to name Landlord as an additional insured, and Tenant shall maintain such additional insured coverage as may reasonably be required to fully protect the insurable interests of the Landlord.

                                   ARTICLE VII
                          PROVISIONS RESPECTING DAMAGE,
                          DESTRUCTION AND CONDEMNATION

         Section 7.1 DAMAGE AND DESTRUCTION PROVISIONS. If, during the term of the Sublease and any renewal thereof, the Subleased Premises is destroyed, in whole or in part, or is damaged, by fire or other casualty, the Tenant will continue to pay the rent required to be paid hereunder and will promptly repair, replace or restore the property destroyed or damaged to substantially the same condition as prior to the event causing such damage or destruction.

         All property acquired in connection with the repair, replacement or restoration of any part of the Subleased Premises pursuant to the provisions of this Section 7.1 shall be and become part of the Subleased Premises and shall be held by the Tenant on the same terms and conditions as the property originally constituting the Subleased Premises.

         Section 7.2 CONDEMNATION PROVISIONS. If title to the Subleased Premises or any part thereof is taken under the exercise of the power of Eminent Domain, the entire condemnation award in respect of such taking [including, without limitation, (i) all amounts received as the result of any settlement of compensation claims negotiated with the condemning authority, and (ii) any amount awarded as compensation for the interest of the Tenant in the part of the Subleased Premises taken and as damages to the interest of the Tenant in any part thereof not taken, but not including any condemnation award belonging to the Tenant pursuant to the provisions of Section 7.4 hereof] shall be applied and certain related actions shall be taken in accordance with the succeeding provisions of this Section 7.2:




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
         (a) Taking of All or Substantially All the Subleased Premises During the Term of the Sublease or Any Renewal Thereof. If all or substantially all the Subleased Premises is so taken by such exercise of the power of Eminent Domain during the term of the Sublease or any renewal thereof, the entire condemnation award in respect of such taking shall be paid to the Landlord and the Sublease shall terminate [except as to the provisions of this subsection (a) and any other provisions hereof which are expressly stated herein to survive the termination of the Lease] as of the forty-fifth (45th) day after the receipt by the Landlord of the final installment of the entire condemnation award in respect of such taking.

         (b) Taking of Less than Substantially All the Subleased Premises During the Term of the Sublease or Any Renewal Thereof. If less than substantially all the Subleased Premises is taken by such exercise of the power of Eminent Domain during the term of the Sublease or any renewal thereof, all obligations of the Tenant under the Sublease which are still capable of performance (including, without limitation, the obligation of the Tenant to pay the Basic Rent and all other amounts payable hereunder) shall continue in full force and effect. Subject to the provisions of the Reimbursement Agreement and the Series 1997 Security Deed, the Tenant shall be entitled to collect, hold and apply all of the Net Condemnation Award in respect of any such taking, regardless of the amount thereof, and any part of such award initially paid to the Landlord shall be paid over to the Tenant or applied as the Tenant may direct in accordance with the provisions hereof, and the Landlord will cause the Authority and/or the Trustee to pay any such proceeds to Tenant pursuant to the provisions of the Authority Lease. The Net Condemnation Award in respect of any such taking shall be applied by the Tenant, or at its direction, for one or more of the following purposes:

         (1) payment of the costs of repairing, restoring, modifying, relocating or rearranging any portions of the Project not taken but damaged or adversely affected by such taking, all under such circumstances and upon such terms as shall be specified by the Lessee and as shall not change the character of the Project to such extent that it will not constitute facilities eligible for financing by the Authority within the meaning of the Enabling Law; or,

         (2) payment of the costs of acquiring (by construction, purchase or otherwise) such additional facilities and equipment as the Lessee may direct, which facilities and equipment (i) shall be of such nature as to constitute facilities eligible for financing by the Authority within the meaning of the Enabling Law,
(ii) shall be acquired by the Authority and made subject to the demise of the Lease free of liens and encumbrance other than Permitted Encumbrances, and (iii) shall be deemed a part of the Project and made available for use by the Lessee, without the payment of additional rent hereunder, to the same extent as if such facilities and equipment had originally constituted part of the Project and had been specifically demised hereby.

         In the event that the Tenant determines to apply the Net Condemnation Award (or any specified portion thereof), pursuant to the provisions of subparagraphs (1) or (2) of this subsection, for payment of the costs of repairing, restoring, modifying, relocating or rearranging any part of the Project or for payment of the costs of acquiring additional property to become part of the Project, as the case may be, the Landlord shall cause the Authority, at the request of the Tenant, to undertake in its own name such repair, restoration, modification, relocation or rearrangement or such acquisition of additional property, and in such case the Tenant shall pay such award (or specified portion thereof) to the Trustee for the account of the Authority, pursuant to the provisions of Section 7.2(b) of the Authority Lease. The Landlord shall cause the Trustee to create a trust fund to apply the Net Condemnation Award (or specified portion thereof) for the payment of the costs of repairing, restoring, modifying, relocating or rearranging any part of the Project or for payment of the costs of acquiring additional property, as the case may be, pursuant to the provisions of Section 7.2(b) of the Authority Lease, and such award (or specified portion thereof) shall be deposited in such fund and held therein, invested to the extent not immediately required for the payment of such costs, and disbursed pursuant to requisitions submitted by the Tenant, all on the same terms and conditions (with the necessary changes in detail) as provided in the Indenture with respect to the proceeds of the Series 1997 Bonds deposited in such fund.

         Any balance of the Net Condemnation Award (or any balance of the portion thereof specified for the payment of such costs) remaining after payment of all such costs, whether at the time held by the Tenant or the Trustee, shall be paid to the Landlord who shall cause them to be used pursuant to the provisions of Section 7.2 of the Authority Lease, shall be paid into the Bond Fund or, if the Indenture Indebtedness has been paid in full and no Event of Default shall have occurred and be continuing, such moneys shall be applied to the payment of any obligations then owed to the Bank under the Reimbursement Agreement, and any such moneys remaining after the payment of all such obligations then owed to the Bank shall be paid to the Tenant. In the event that the Net Condemnation Award (or the portion thereof specified for the payment of such costs) is not sufficient to pay in full the costs of such repair, restoration, modification, relocation or rearrangement, or the costs of acquiring such additional property, as the case may be, the Tenant (i) will nonetheless complete such repair, restoration, modification, relocation or rearrangement or the acquisition of such additional property, as the case may be, and will pay that portion of the costs thereof in excess of the amount of the Net Condemnation Award (or specified portion thereof) available for the payment of such costs, or (ii) will pay to the Trustee, for the account of the Authority, the moneys necessary to complete such repair, restoration, modification, relocation or rearrangement or the acquisition of such additional property, as the case may be, in which case the Authority will cause such undertakings to be so completed, and the Trustee will, upon completion of such undertakings and Payment in Full of the costs thereof, return to the Tenant any portion of such payment by the Tenant that is not needed therefor. The Tenant shall not, by reason of the payment of such excess costs (whether by direct payment thereof or payments to Trustee therefor), be entitled to any reimbursement from the Authority or to any reduction or abatement of the rentals and other payments due from the Tenant hereunder.

         Section 7.3 CONDEMNATION OF RIGHT TO USE OF THE SUBLEASED PREMISES FOR LIMITED PERIOD. If the use, for a limited period, of all or part of the Subleased Premises is taken under the exercise of the power of Eminent Domain, the Sublease (including, without limitation, the provisions hereof relating to the payment of Basic Rent) shall, continue in full force and effect, but with the consequences specified in the succeeding provisions of this section. If the period of such taking expires on or before the expiration of the Sublease Term or any renewal thereof, the Tenant shall be entitled to receive the entire condemnation award made therefor, whether by way of damages, rent or otherwise, and shall upon being restored to possession restore the Subleased Premises to substantially the same condition as prior to such taking, with such changes, alterations and modifications as will not significantly impair the operating utility of the Subleased Premises, or change the character thereof to such extent that it will not constitute facilities eligible for financing by the Authority within the meaning of the Enabling Law. If such taking occurs during the Sublease Term or any renewal thereof, but the period of such taking expires after the expiration of the Sublease Term, the Tenant shall be entitled to receive that portion of the award allocable to the period from the date of such taking to the end of the Sublease Term, and the Landlord shall be entitled to the remainder thereof.

         Section 7.4 CONDEMNATION OF TENANT-OWNED PROPERTY. The Tenant shall be entitled to any condemnation award or portion thereof made for damages to or the taking of its own property not included in the Subleased Premises, but any condemnation award resulting from damages to or the taking of all or any part of the Subleased Premises shall be applied in accordance with the provisions of
Section 7.2 or 7.3 hereof, whichever may be applicable. In the event of any taking which involves both the Subleased Premises and property of the Tenant, the Tenant shall be responsible for all attorney's fees and other expenses properly allocable to the taking of its own property.

         Section 7.5 CONDUCT OF CONDEMNATION PROCEEDINGS. Landlord is authorized to handle and conduct any prospective or pending condemnation proceeding with respect to the Subleased Premises or any part thereof and take such actions as it deems appropriate in its sole judgment to carry out the provisions hereof, and Tenant will cooperate in connection with such proceeding. In no event will the Landlord settle, or consent to the settlement of, any prospective or pending condemnation proceeding with respect to the Subleased Premises or any part thereof that affects the Tenant's interest in the Subleased Premises without conferring with the Tenant and obtaining Tenant's consent, which shall not be unreasonably withheld. Landlord may also consent for the Tenant to handle and conduct any such proceeding or any part thereof upon such reasonable conditions as the Landlord may impose.

         Section 7.6 COOPERATION OF THE LANDLORD WITH RESPECT TO RESTORATION OF THE PROJECT IN THE EVENT OF CASUALTY OR CONDEMNATION. If, as a result of the taking of title to less than substantially all the Subleased Premises or the taking of the temporary use of all or any part of the Subleased Premises through the exercise of the power of Eminent Domain, or if, as a result of any event causing destruction or damage to the Subleased Premises or any part thereof, the Tenant determines, in accordance with any applicable provision of this article, to acquire (by purchase, construction or otherwise) any additional property to replace any part of the Subleased Premises so taken, or to have the Subleased Premises repaired, re-placed, restored, modified, relocated or rearranged in order to correct or ameliorate any condition caused by such taking, damage or destruction, as the case may be, then the Landlord will cause the Authority to execute and deliver, or cause to be executed and delivered, all contracts, orders, requisitions, instructions and other written instruments and do, or cause to be done, all other acts that may be necessary or proper in carrying out all such undertakings with respect to the Subleased Premises, in accordance with and pursuant to the provisions of Section 7.6 of the Authority Lease.

                                  ARTICLE VIII
                       PARTICULAR COVENANTS OF THE TENANT

         Section 8.1 GENERAL COVENANTS. The Tenant will, in the use of the Subleased Premises, comply in all material respects with all valid and applicable laws, ordinances, rules, regulations and orders of all governmental authorities or agencies.

         Section 8.2 RELEASE AND INDEMNIFICATION COVENANTS. The Tenant releases the Landlord, Authority, Trustee and the Bank (and each director, officer, employee and agent thereof) from, and hereby indemnifies and holds said parties (and each director, officer, employee or agent thereof) harmless and agrees to defend the same against, any and all claims, damages, losses, costs, expenses (including reasonable attorneys' fees for counsel of the indemnified party's choice) and liabilities of any character or nature whatsoever, regardless of by whom asserted or imposed, and losses of every conceivable kind, character and nature whatsoever claimed by or on behalf of any person, firm, corporation or governmental authority, arising out of, resulting from, or in any way connected with the leasing of the Subleased Premises to the Tenant and the condition, use, possession or management of the Subleased Premises during the Lease Term; provided, however, that the Tenant shall not be obligated to indemnify any director, officer, employee or agent of the Authority against any claim, liability or loss in any way connected with the Subleased Premises unless such claim, liability or loss arises out of or results from official action taken in the name and behalf of the Authority by such director, officer, employee or agent.

         The Tenant hereby further indemnifies, holds harmless and agrees to defend the Landlord, the Authority and the Trustee (and each director, officer, employee and agent thereof) against

         (a) any claims, damages, losses, costs, expenses (including reasonable attorneys' fees for counsel of the indemnified party's choice) or liabilities whatsoever arising out of or based upon any untrue or misleading statement or alleged untrue or misleading statement of any material fact contained in any of the aforesaid information furnished, or caused to be furnished, by the Tenant to any prospective purchaser of the Series 1997 Bonds or the Bank, or the omission or alleged omission to state in any such information any material fact necessary to make the statements contained therein not misleading in the light of the circumstances under which such statements were made, and

         (b) any claims, damages, losses, costs, expenses (including reasonable attorneys' fees for counsel of the indemnified party's choice) or liabilities arising out of any action taken by the Landlord at the request of the Tenant (or any other person authorized to act on behalf of the Tenant) in connection with the offering and sale of the Series 1997 Bonds or in connection with the Subleased Premises.

         The Tenant will pay or reimburse all legal or other expenses reasonably incurred by the Landlord, the Authority or the Trustee, as the case may be (and each director, officer, employee and agent thereof), in connection with the investigation or defense of any action or proceeding, whether or not resulting in liability, with respect to any claim, liability or loss in respect of which indemnity may be sought against the Tenant under the provisions of this section.

         In the event that any action or proceeding is brought against any indemnifiable party (whether the Landlord, or any of the Landlord's directors, officers, employees or agents, the Authority, or any of the Landlord's directors, officers, employees or agents, or the Trustee or its officers, directors, employees or agents), in respect of which indemnity may be sought against the Tenant under the provisions of this section, such indemnifiable party shall, as a condition of the Tenant's liability under the provisions of this section, be obligated to notify the Tenant promptly in writing of the commencement of such action or proceeding and shall thereafter forward to the Tenant a copy of every summons, complaint, pleading, motion or other process received with respect to such action or proceeding. The

Tenant may with the express written consent of Landlord, which shall not be unreasonably withheld, and if so requested by such indemnifiable party, shall at any time assume the defense of such indemnifiable party in connection with any such action or proceeding, and in such case the Tenant shall pay all expenses of such defense and shall have full and complete control of the conduct on the part of such party of any such action or proceeding, including, without limitation, the right to settle or compromise any claim giving rise to such action or proceeding upon such terms and conditions as the Tenant, in its sole discretion, shall determine, provided that the Landlord, the Authority, and the Trustee shall have the right to select their own respective Counsel in any such matter.

         Nothing contained in this section shall be construed to indemnify the Landlord, the Authority, or any of their directors, officers, employees or agents, or the Trustee, against, or to release any of such parties from liability for, any claim, liability or loss that may result (i) from willful misconduct or gross negligence on the part of such parties or (ii) from the failure of such parties to perform their obligations under any applicable agreement or (iii) from the sole negligence of such party.

         Anything to the contrary herein contained notwithstanding, the covenants of the Tenant contained in this section shall, with respect to any claim, liability or loss for which the Tenant is obligated to provide indemnity, remain in full force and effect after the termination of the Lease until (i) any cause of action brought in respect of such claim, liability or loss shall be barred by the applicable statute of limitation or (ii) the Payment in Full or the satisfaction of such claim, liability or loss, including all reasonable expenses incurred by the indemnifiable party or parties in defending against such claim, liability or loss; provided, however, that in the event any action or proceeding arguably barred by the applicable statute of limitation is brought against any indemnifiable party hereunder, the Tenant shall be obligated to defend such indemnifiable party with respect to such action or proceeding, all to the end that the bar of the statute of limitation may be asserted by the tenant against the party bringing such action or proceeding but may not be asserted by the Tenant against the indemnifiable party in order to avoid performing any of its obligations under this section. The right of the Tenant to raise the bar of any such statute against any indemnified party is hereby expressly waived.

         Section 8.3 INSPECTION OF THE SUBLEASED PREMISES. During the term of the Sublease and any renewal thereof, the Tenant will permit the Landlord, the Authority, the Trustee, the Bank and their duly authorized representatives at all reasonable times to examine and inspect the Subleased Premises or any part thereof.

         Section 8.4 CORPORATE EXISTENCE OF TENANT. The Tenant will (a) do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence, rights and franchises of the Tenant, (b) comply with all laws, rules and regulations of any governmental body or regulatory authority (federal, state or local) applicable to the Tenant, (c) qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is necessary in view of the Tenant's business or operations, and
(d) at all times maintain, preserve and protect all franchises and trade names.

         Section 8.5 FURTHER ASSURANCES. The Tenant will, at its own cost and expense, take all actions that may at the time and from time to time be necessary to perfect, preserve, protect and secure the interests of the Landlord, the Authority, and the Trustee, or any of them, in and to the Subleased Premises and the revenues therefrom pledged and assigned in the Indenture, including, without limitation, the filing of all financing and continuation statements that may at the time be required under the Georgia Uniform Commercial Code.

                                   ARTICLE IX
                         CERTAIN PROVISIONS RELATING TO
                             THE SUBLEASED PREMISES

         Section 9.1 PROVISIONS RELATING TO ASSIGNMENT AND SUBLEASING BY TENANT. Tenant may not assign this Sublease, any right or obligation thereto, and/or substitute any party in its place to perform any duty hereunder or receive any benefit, without the express written consent of the Landlord, which consent shall not be unreasonably withheld. No such assignment shall relieve the Tenant of any obligation under the Sublease or modify any right of the Landlord against the Tenant, all of which shall remain in full force and effect.

                                    ARTICLE X
                         EVENTS OF DEFAULT AND REMEDIES

         Section 10.1 EVENTS OF DEFAULT DEFINED. The following shall be "Events of Default" under the Sublease, and the term "Event of Default" shall mean, whenever it is used in the Sublease, any one or more of the following events:

         (a) Failure by the Tenant to pay any installment of Basic Rent or to make any other payment required under the terms hereof [other than any payment referred to in clause (b) of this section] on the date that such installment or such payment shall become due and payable by the terms of the Sublease;

         (b) Failure by the Tenant to pay any amount due the Trustee, Authority, Landlord or any other party, as the case may be, assessed for reasonable charges, charges and disbursements, and other charges and fees Tenant is obligated to pay hereunder within ten (10) days after written demand for such payment by the Landlord, which demand may be made on or after the date on which such amount is due and payable;

         (c) Failure by the Tenant to perform or observe any agreement, covenant or condition required by the Sublease to be performed or observed by it [other than the agreements and covenants referred to in the preceding clauses (a) and
(b) of this section], which failure shall have continued for a period of twenty
(20) days after written notice specifying, in reasonable detail, the nature of such failure and requiring the Tenant to perform or observe the agreement, covenant or condition with respect to which it is delinquent shall have been given to the Tenant by the Landlord;

         (d) Any warranty, representation or other statement by or on behalf of the Tenant contained in the Sublease, being false or misleading in any material respect at the time made, but only if the inaccuracy of such warranty, representation or other statement is not remedied in a manner satisfactory to the Landlord;

         (e) Institution by the Tenant of proceedings to be adjudicated a bankrupt or insolvent, or consent by the Tenant to the filing of a bankruptcy or insolvency proceeding against it, or the filing by the Tenant of a petition or answer or consent seeking relief under Title 11 of the United States Bankruptcy Code, as now constituted or as amended, or any other applicable federal or state bankruptcy or other similar law, or consent by the Tenant to the institution of proceedings thereunder or to the filing of any such petition, or consent by the Tenant to the appointment of, or the taking of possession of any of its property by, a receiver, liquidator, trustee, custodian or assignee in bankruptcy or insolvency of the Tenant or for all or a major part of its property, or an assignment by the Tenant for the benefit of its creditors, or a written admission by the Tenant of its inability to pay its debts generally as they become due, or the taking of any corporate action by the Tenant in furtherance of any of the foregoing events or actions;

         (f) The entry of a decree or order by a court of competent jurisdiction for relief in respect of the Tenant or adjudging the Tenant to be a bankrupt or insolvent or approving as properly filed a petition seeking reorganization of the Tenant or the arrangement, adjustment or composition of its obligations under Title 11 of the United States Bankruptcy Code, as now constituted or as amended, or any other applicable federal or state bankruptcy or other similar law, which decree or order shall have continued undischarged or unstayed for a period of sixty (60) days; or the entry of a decree or order of a court of competent jurisdiction for the appointment of a receiver, liquidator, trustee, custodian or assignee in bankruptcy or insolvency for the Tenant or for all or a major part of its property, or for the winding up or liquidation of its affairs, which decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days;

         (g) The failure of the Tenant to perform any other obligation of the Authority Lease, which it has assumed pursuant to the terms hereof;

         (h) The loss of its Toyota, Buick, Pontiac, Mitsubishi, GMC, Mazda or Saturn franchises purchased from Landlord, or the failure of Tenant to operate any of said franchises on the Subleased Premises, unless Tenant replaces any such lost or non-operated franchise with another franchise to which Landlord consents, which consent shall not be unreasonably withheld; or

         (i) Any breach by Tenant of that certain "Exclusive Use Agreement" between Jay Pontiac-GMC Truck, Inc., and General Motors Corporation relating to the Buick franchise signed by James G. Stelzenmuller, III, on or about 12/11/96.

         Section 10.2 REMEDIES ON DEFAULT. Whenever any Event of Default shall have happened, the Landlord may take any one or more of the following remedial actions:

         (a) take possession of the Subleased Premises, exclude the Tenant from possession thereof and rent the same for the account of the Tenant, holding the Tenant liable for the balance of all rent and other amounts due under the Sublease;

         (b) terminate the Sublease, take possession of the Subleased Premises, exclude the Tenant from possession thereof and lease the same for the account of the Landlord, holding the Tenant liable for all rent and other amounts due under the Sublease until the date such other lease is made for the account of the Landlord;

         (c) declare immediately due and payable all Basic Rent that may become due under the term of the Sublease or any renewal term then in effect;

         (d) have access to, and inspect, examine and make copies of, the books, records and accounts of the Tenant; and

         (e) institute whatever legal proceedings may appear necessary or desirable to collect the rent then due, whether by declaration or otherwise, or to enforce any obligation, covenant or agreement of the Tenant under the Sublease or any obligation of the Tenant imposed by any applicable law.

         Section 10.3 NO REMEDY EXCLUSIVE. No remedy herein conferred upon or reserved to the Landlord is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under the Sublease or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Landlord or the Trustee to exercise any remedy reserved to it in this article, it shall not be necessary to give any notice, other than such notice as is herein expressly required. Any remedy available, conferred upon or reserved to the Landlord hereunder may be exercised from time to time or at any time in the Landlord's sole discretion or as may be required by the Trustee or the Authority.

         Section 10.4 AGREEMENT TO PAY ATTORNEYS' FEES. In the event that, as a result of an Event of Default or a threatened Event of Default by the Tenant, the Landlord should employ attorneys at law or incur other expenses in or about the collection of rent or the enforcement of any other obligation, covenant, agreement, term or condition of the Sublease, the Tenant will pay to the Landlord reasonable attorneys' fees and other reasonable expenses so incurred by the Landlord.

         Section 10.5 NO ADDITIONAL WAIVER IMPLIED BY ONE WAIVER. In the event any agreement contained in the Sublease should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder. Further, neither the receipt nor the acceptance of any rent hereunder by the Landlord shall be deemed to be a waiver of any breach of any covenant, condition or obligation herein contained or a waiver of any Event of Default even though at the time of such receipt or acceptance there has been a breach of one or more covenants, conditions or obligations on the part of the Tenant herein contained or an Event of Default (or both) and the Landlord has knowledge thereof.

                                   ARTICLE XI
                                     OPTIONS

         Section 11.1 OPTION TO RENEW THE SUBLEASE. Provided that Tenant is not in default hereunder at the time of renewal, and the Sublease is in full force and effect, Landlord does hereby grant and give to the Tenant an option to renew this Sublease Agreement at the end of the original term, or at the end of a prior renewal term, as the case may be, for two (2) additional sixty (60) month periods by giving Landlord at least a one hundred eighty (180) day written notice of its intention to renew prior to the expiration of the existing term or renewal term, as the case may be.

         All terms and conditions of the Sublease upon any renewal shall remain in full force and effect upon any renewal except that Basic Rent shall be adjusted upward by the percentage difference between the Consumer Price Index as defined below on the date of execution on this Sublease or first renewal, as the case may be, and the Consumer Price Index on the date of renewal or second renewal, as the case may be. The Consumer Price Index, for the purposes hereof, shall be defined as the unadjusted average of "all items" shown on the "United States city average for urban wage earners and clerical workers, all items, groups, sub-groups and special groups of items as promulgated by the Bureau of Labor Statistics of the United States Department of Labor". In the event that such index is not available, then the parties hereto shall ascertain and utilize some similar criteria to establish such index for use in accordance herewith and pursuant hereto.

                                   ARTICLE XII
                                  MISCELLANEOUS

         Section 12.1 COVENANT OF QUIET ENJOYMENT. SURRENDER. So long as the Tenant performs and observes all the covenants and agreements on its part herein contained, it shall peaceably and quietly have, hold and enjoy the Subleased Premises during the Sublease Term subject to all the terms and provisions hereof. At the end of the Sublease Term or any renewal thereof, as the case may be, or upon any prior termination of the Sublease for reasons stated herein, the Tenant will surrender to the Landlord possession of all property then subject to the demise of the Sublease in the same condition as originally received by the Tenant.

         Section 12.2 SUBLEASE SUBORDINATE TO AUTHORITY LEASE AND OTHER RIGHTS. Anything contained herein to the contrary notwithstanding, the rights of the Tenant hereunder are subject and subordinate to the Authority Lease and subordinate to the rights of other parties to whom Landlord's rights are subordinate under the Authority Lease. Tenant shall perform all other obligations of the Landlord in the Authority Lease not specifically addressed herein and shall comply with all covenants and conditions required of the Landlord thereunder. Tenant, however, shall not have the rights of the Landlord under said Sublease.

         Section 12.3 REAFFIRMATION OF AUTHORITY LEASE AND RIGHTS OF AUTHORITY. Nothing contained herein shall change, modify or amend the rights of the Authority under the Authority Lease, or arising out of the Authority Lease of relating thereto. Nothing contained herein shall create or impose any obligation or duty on the Authority that is not set forth in the Authority Lease, and nothing contained herein shall provide to the Tenant any rights of the Landlord under the Authority Lease or arising out of the Authority Lease or relating thereto, except by written consent of the Authority.

         Section 12.4 THIS SUBLEASE A NET SUBLEASE. The Tenant recognizes and understands that it is the intention hereof that the Sublease herein made shall be a net Sublease, but said Sublease shall confer no rights of title or ownership to any leased property, no option to acquire any ownership rights and/or no rights of any kind to acquire any such rights. The Sublease shall be construed to effectuate such intent.

         Section 12.5 NOTICES. All notices, demands, requests and other communications hereunder shall be in writing and delivered by one of the following methods: (i) by personal delivery at the hand delivery address specified below, (ii) by first-class, registered or certified mail, postage prepaid, addressed as specified below or (iii) if facsimile transmission facilities for such party are identified below or pursuant to a separate notice from such party, sent by facsimile transmission to the number specified below or in such notice. The hand delivery address, mailing address and (if applicable) facsimile transmission number for receipt of notice or other documents by such parties are as follows:

         (a) If to the Landlord:

             By Mail:  Jay Leasing, Inc.
                       Post Office Box 1978
                       Columbus, Georgia 31902
                       Attention: James G. Stelzenmuller, III

             By Hand:  Jay Leasing, Inc.
                       2420 Downing Drive
                       Columbus, Georgia 31906
                       Attention: James G. Stelzenmuller, III

             By Facsimile: (706) 324-3984

         (b) If to the Tenant:

             By Mail:  Jay Automotive Group, Inc.

             By Hand:

             By Facsimile:

         (c) If to Guarantor:

             By Mail: Sunbelt Automotive Group, Inc.

             By Hand:

             By Facsimile:

         The above-mentioned parties may, by like notice, designate any further or different addresses to which subsequent notices shall be sent. Any notice hereunder signed on behalf of the notifying party by a duly authorized attorney at law shall be valid and effective to the same extent as if signed on behalf of such party by a duly authorized officer or employee. Any notice or other document shall be deemed delivered when actually received by the party to whom directed at the address or number specified pursuant to this section, or, if sent by mail, three (3) days after such notice or document is deposited in the United States mail, as provided above.

         Whenever, under the provisions hereof, any request, consent or approval of a party hereto is required or authorized, such request, consent or approval shall (unless otherwise expressly provided herein) be signed on behalf of the party by an Authorized Representative; and each of the parties are authorized to act and rely upon any such requests, consents or approvals so signed.

         Section 12.6 CONCERNING CERTAIN PRIOR AND CONTEMPORANEOUS AGREEMENTS. The Sublease shall completely and fully supersede all other prior or contemporaneous agreements, both written and oral, between the Landlord and the Tenant relating to the leasing of the Subleased Premises, except for the provisions of the promissory note from Sunbelt to James G. Stelzenmuller, III, relating to a default thereunder.

         Section 12.7 AMENDMENT OF SUBLEASE. Anything contained herein to the contrary notwithstanding, this Sublease Agreement may be amended only by written agreement, signed by both parties hereto.

         Section 12.8 BINDING EFFECT. The Sublease shall inure to the benefit of, and shall be binding upon the parties, and their respective successors and assigns. The Tenant shall not have the right to assign this Agreement, any part hereof, any right or obligation hereunder, to any other person without the express written consent of the Landlord. Tenant shall not have the right to substitute or subcontract the performance of any obligation hereunder without the express written permission of the Landlord. Any such assignment, substitution or subcontract that is approved shall not release Tenant from its obligations hereunder, which shall remain in full force and effect. Landlord shall have the unrestricted right to assign this Sublease.

         Section 12.9 ARTICLE AND SECTION CAPTIONS. The article and section headings and captions contained herein are included for convenience only and shall not be considered a part hereof or affect in any manner the construction or interpretation hereof.

         Section 12.10 GOVERNING LAW. The Sublease shall in all respects be governed by and construed in accordance with the laws of the State of Georgia.

         Section 12.11 ACKNOWLEDGMENT OF BOND DOCUMENTS. Tenant acknowledges that it has read the Authority Lease, which is attached hereto, all of the Bond Documents and other documents referenced therein, that it accepts the terms hereof, and accepts the Subleased Premises subject to the provisions of all of said documents, and that it will execute such acknowledgments, consents and/or other documents that the Authority, the Trustee and/or the Bank may reasonably request to acknowledge such acceptance and compliance with the provisions thereunder.

         Section 12.12 GUARANTY. The Guarantor does unconditionally guarantee the obligations of the Tenant hereunder, and Guarantor shall be jointly, severally, primarily and individually liable for all such obligations. Landlord shall have all rights and remedies against the Guarantor that it has against the Tenant, that rights of the Guarantor shall be no greater than the rights of the Tenant thereunder, and Guarantor hereby waives protest, demand, notice and any and all other rights to the contrary.

         Guarantor's liability is direct, immediate, absolute, continuing, unconditional and unlimited. Landlord shall not be required to pursue any remedies against Tenant or against any collateral as a condition to enforcement of this guaranty. Guarantor shall not be discharged or released by reason of the discharge or release of Tenant for any reason, including a discharge in bankruptcy, receivership or other proceedings, a disaffirmation or rejection of the Sublease by a trustee, custodian or other representative in bankruptcy, a stay or other enforcement restriction, or any other reduction, modification, impairment or limitation of Tenant's liability or any remedy of Landlord.

         Landlord and Tenant may modify this Sublease, and Landlord may waive any right or remedy against the Tenant without discharging, waiving or otherwise affecting the liability of the Guarantor hereunder. Guarantor subordinates any rights that it may have against the Tenant or that may arise hereunder by reason of this Guaranty until all obligations of the Tenant to the Landlord hereunder are fully paid and/or satisfied.

         Section 12.13 PROMISSORY NOTE. This Sublease is executed as a part of the sale of the shares of Jay Automotive Group, Inc., by James G. Stelzenmuller, III to Sunbelt Automotive Group, Inc. Sunbelt delivered to James G. Stelzenmuller, III at closing a promissory note in the principal amount of $4,000,000.00 which contains cross-default provisions with the Sublease. Tenant hereby consents to and approves the promissory note and agrees that a default by Sunbelt thereunder shall constitute a default under the Sublease as provided herein.

         Section 12.14 AUTOMATIC TERMINATION. Should the Sunbelt IPO not close by September 4, 1998, this Sublease shall be automatically canceled, shall be null and void, and the Tenant shall have no other rights hereunder.

         IN WITNESS WHEREOF, the Landlord has caused this Sublease Agreement to be executed in its corporate name, has caused its corporate seal to be hereunder affixed, and has caused this Sublease Agreement to be attested, all by its duly authorized officers, and the Tenant and the Guarantor have caused this Sublease Agreement to be executed in their respective corporate names, have caused their respective corporate seals to be hereunder affixed, and have caused this Sublease Agreement to be attested, all by their respective duly authorized officers, in three (3) counterparts, each of which shall be deemed an original, and the parties hereto have caused this Sublease Agreement to be effective as of August 1, 1998.

                                              JAY LEASING, INC.
                                                 "Landlord"

                                              By:
                                                  ------------------------------

                                              Attest:
                                                      --------------------------

--------------------------------------
Witness

--------------------------------------
Notary Public, State of Georgia

                                             JAY AUTOMOTIVE GROUP, INC.
                                                     "Tenant"

                                              By:
                                                  ------------------------------

                                              Attest:
                                                      --------------------------


--------------------------------------
Witness

--------------------------------------
Notary Public, State of Georgia

                      [Signatures Continued on Next Page]

                                              SUNBELT AUTOMOTIVE GROUP, INC.
                                                        "Guarantor"


                                              By:
                                                  ------------------------------

                                              Attest:
                                                      --------------------------


--------------------------------------
Witness

--------------------------------------
Notary Public, State of Georgia